Income Taxes (Details 2) (USD $)	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Jun. 30, 2013	Dec. 31, 2011
Computed "expected" tax expense (benefit)	$ (135,391)	$ (2,293,815)	$ (130,960)
Change in income taxes from:
State taxes net of federal benefit	(12,168)	(184,451)	(11,770)
Permanent differences	50,951	241,548	40,859
Change in valuation allowance	96,608	2,236,718	101,871
Total tax expense	$ 0	$ 0	$ 0